EXHIBIT (10)(iii)20

                                 AMENDMENT NO. 2
                          TO THE CH ENERGY GROUP, INC.
                   LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN

         WHEREAS,   the  CH  Energy  Group,   Inc.   ("Corporation")   Long-Term
Performance-Based Incentive Plan ("Plan") became effective on January 1, 2000 and was last amended and restated effective January 1, 2001, and

         WHEREAS, the Corporation wishes further to amend the Plan to provide that Non-qualified Stock Options shall be granted to Non-Employee Directors only at the discretion of the "Committee" (as defined in the Plan);

         NOW, THEREFORE, in furtherance of such goal and pursuant to authority of the Board of Directors of the Corporation granted on February 1, 2002, the first sentence of Section 5A of the Plan is hereby amended, effective January 1, 2002, to read as follows:

           "Commencing January 1, 2002, if authorized by the Committee, each Non-Employee Director shall annually be granted 1,000 Non-Qualified Stock Options on January 1 of each year."

         Pursuant to said authorization of the Board of Directors of the Corporations, I have executed this Amendment No. 2 this 1st day of February, 2002.

                                                       /s/ PAUL J.  GANCI
                                                   ----------------------------
                                                           PAUL J. GANCI
                                                    Chairman of the Board and
                                                     Chief Executive Officer